DF Tactical Dividend Fund

(formerly Donoghue Forlines Dividend Fund)

Class A Shares	PWDAX
Class C Shares	PWDCX
Class I Shares	PWDIX

Summary Prospectus

October 28, 2025

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated October 28, 2025, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.donoghueforlinesfunds.com. You can also obtain these documents at no cost by calling 1-877-779-7462 or by sending an email request to OrderDonoghue@ultimusfundsolutions.com.

Investment Objectives: The DF Tactical Dividend Fund’s (the “Fund”) primary investment objective is total return from dividend income and capital appreciation. Capital preservation is a secondary objective of the Fund.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 39 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed within 30 days)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.61%	0.61%	0.58%
Expense Recapture(1)	0.02%	0.02%	0.00%
Total Annual Fund Operating Expenses After Expense Recapture	1.88%	2.63%	1.58%
(1)	The Fund’s adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until October 31, 2026, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser))) of the Fund do not exceed 2.25%, 3.00% and 2.00% of the Fund’s average daily net assets attributable to the Fund’s Class A, Class C and Class I shares, respectively. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the three years from the date the adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the current expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board of Trustees. This agreement may be terminated only by the Fund’s Board of Trustees on 60 days’ written notice to the adviser.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$681	$1,057	$1,457	$2,572
Class C	$266	$813	$1,387	$2,946
Class I	$161	$499	$860	$1,878

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 181% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s investment adviser seeks to achieve the Fund’s investment objectives by seeking to track the DF Risk-Managed Dividend Index (the “Dividend Index”) that provides a formulaic methodology for allocating investment between securities of issuers who demonstrate positive free cash flow and higher dividend yield, and short-term treasuries (maturity of 1 to 3 years).

The methodology of the Dividend Index is designed to convey the benefits of positive free cash flow and dividend yield, sector diversification and equal weighting. In seeking to track the Dividend Index, the adviser buys equity securities in the Fund as described below when the index’s indicators are positive and sells them when its indicators are significantly negative. As described below, the Fund typically invests in as many as 50 equity securities, but this may fluctuate based on constituents of the Dividend Index. The calculation and administration agent for the DF Risk-Managed Dividend Index is Syntax LLC. Additional information on the index is available at https://www.syntaxdata.com/indices/custom.

The Dividend Index establishes an equity portfolio typically consisting of up to 50 equity securities based on a combined profitability rank (measured by free cash flow over total equity) and dividend yield rank (measured by dividend over market capitalization) from the constituents of the Syntax US LargeCap 500 Index and a U.S. Treasury portfolio consisting of short-term treasury securities or short-term treasury ETFs. Free cash flow is the amount of cash a company produces after paying for operating and capital expenses. Only companies with positive free cash flow over the previous twelve months, and payment of cash dividends for the previous four consecutive quarters are eligible for inclusion in the Dividend Index. Upon selection each security will receive an equal weighting with sector weightings based on the current sector weights within the Syntax Net Value TR Index. If there are not enough eligible securities within a sector, inclusion will be stopped for that sector at the number of eligible securities.

The Dividend Index then applies the adviser’s defensive tactical overlays as described below. The adviser buys equity securities when its indicators are positive and sells them when its indicators are significantly negative.

In following the Dividend Index’s methodology, the Fund will allocate its assets based on two separate exponential moving average indicators (one shorter-term and one longer-term):

• Exponential Moving Average Indicators – An index’s exponential moving average value is the weighted average of its value over a certain period of time (e.g., 50 days). An exponential moving average gives more weighting to more recent values for the relevant time period.

The Dividend Index and the Fund will allocate primarily to the equity portfolio when the longer-term exponential moving average indicator is in a bullish position. When the longer-term exponential moving average indicator is in a defensive position, the Dividend Index and the Fund will allocate primarily to the U.S. Treasury portfolio. When the Index and Fund are in a defensive position (allocated primarily to the U.S. Treasury portfolio) and the shorter-term exponential moving average indicator is in a bullish position, the Dividend Index and the Fund will allocate primarily to the equity portfolio.

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From time to time, the adviser anticipates that its defensive tactical overlay may trigger multiple “positive” or “negative” indicators over a period of several days. In such cases, the adviser, in an effort to avoid incurring additional brokerage costs to the Fund, may choose not to implement a particular “buy” or “sell” signal at the time of the trigger. Absent such circumstances, the Fund will not be actively managed and will seek to track the Dividend Index’s methodology.

While the Fund is a diversified fund, it may invest in fewer securities than other diversified funds. Accordingly, the Fund’s performance may be more sensitive to market changes than other diversified funds. In seeking to track the methodology of the Dividend Index, the Fund may engage in frequent buying and selling of portfolio securities resulting in a higher turnover rate.

Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend producing securities. The Fund will typically invest in as many as 50 common stocks from the universe of stocks represented in the Syntax US LargeCap 500 Index. If the Fund holds an investment in common stock of a company that is removed from the Dividend Index, that position will be sold.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s NAV and performance.

The following risks apply to the Fund:

•	Credit Risk. There is a risk that issuers will not make payments on fixed income securities held by the Fund or an ETF in which the Fund invests, resulting in losses to the Fund. In addition, the credit quality of fixed income securities may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations.
•	Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	ETF and Mutual Fund Risk. ETFs and mutual funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and other mutual funds and may be higher than other funds that invest directly in equity and fixed income securities. Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs and index-tracking mutual funds in which the Fund invests will not be able to replicate exactly the performance of the indexes they track. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.
•	Hedging Risk. Hedging strategies may not perform as anticipated by the adviser and the Fund could suffer losses by hedging with underlying money market funds if stock prices do not decline.
•	Index Construction Risk. The Dividend Index, and consequently the Fund, may not succeed in its objective and may not be optimal in its construction, causing losses to the Fund.
•	Index Tracking Risk. Investment in the Fund should be made with the understanding that the securities in which the Fund invests will not be able to replicate exactly the performance of the index the Fund tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the securities in which the Fund invests will incur expenses not incurred by an index. Certain securities comprising the index tracked by the Fund may, from time to time, temporarily be unavailable, which may further impede the Fund’s ability to track an index.
•	Interest Rate Risk. Interest rate risk is the risk that fixed income security prices overall, including the prices of securities held by the Fund or an ETF in which the Fund invests, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.
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•	Large Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
•	Management Risk. The adviser’s decision to seek to follow the Dividend Index’s methodology in managing the Fund’s portfolio may prove to be incorrect and may not produce the desired results. Because the Fund seeks to track the Dividend Index, the Fund may forego certain attractive investment opportunities available to an actively managed fund. In following the Dividend Index’s methodology, the Fund may hold fewer securities than other diversified funds. Accordingly, the Fund’s performance may be more sensitive to market changes than other diversified funds.
•	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, tariffs and trade wars regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. For example, the COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long the impacts of the significant events described above would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.
•	Small and Mid-Cap Capitalization Company Risk. The stocks of small and mid-capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•	Turnover Risk. Higher portfolio turnover will result in higher transactional and brokerage costs. A high portfolio turnover can potentially increase taxes, which can negatively impact Fund performance.
•	Underlying Funds Risk. If short-term treasury exchange traded funds or money market funds (“Underlying Funds”) are utilized, such Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that do not invest in Underlying Funds. The Fund will only utilize short-term treasury exchange-traded funds and money market mutual funds when it is in a defensive position.
•	U.S. Treasury Risk. The Fund has investment exposure to short-term U.S. Treasury securities through its investment in short-term treasury exchange-traded funds or direct investment in U.S. Treasury securities. All money market instruments, including U.S. Treasury obligations, can change in value in response to changes in interest rates, and a major change in rates could cause the share price to change. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, U.S. government or any other government agency.

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Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class I shares of the Fund for each full calendar year since the Fund’s inception. Returns for Class A and Class C shares, which are not presented, will vary from the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index and two supplemental indices. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.donoghueforlinesfunds.com or by calling 1-877-779-7462.

Class I Annual Total Return For Calendar Years Ended December 31

Best Quarter:	12/31/2020	16.61%
Worst Quarter:	3/31/2020	(23.28)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2025, was 15.64%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2024)

	One Year	Five Years	Ten Years**	Since Inception (11/7/2013)
Class I shares
Return before taxes	12.32%	4.45%	3.03%	4.00%
Return after taxes on distributions	11.74%	3.89%	1.78%	2.80%
Return after taxes on distributions and sale of Fund shares *	7.69%	3.39%	2.12%	2.92%
Class A Return before taxes	6.40%	3.12%	2.24%	3.27%
Class C Return before taxes**	11.13%	3.39%	1.99%	1.74%
Syntax US LargeCap 500 Index*** (reflects no deduction for Fees, expenses, or taxes)	25.93%	14.72%	13.25%	13.70%
Syntax US Net Value Index****	17.95%	10.59%	9.58%	10.31%
*	After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for Class A and Class C shares, which are not shown, will vary from those of Class I shares.
**	Class C Shares commenced operations on November 25, 2014.
***	The Syntax US LargeCap 500 Index float market cap-weights the 500 largest public US companies as ranked by their float market caps, subject to rank buffers and liquidity screens.
****	The Syntax US Net Value Index weights by score-modified float market cap the top 500 stocks in the Syntax US 1000 Index (SY1000) as ranked by their Syntax Net Value Scores, which subtract the stock’s Syntax Pure Growth Score from its Syntax Pure Value Score in order to measure the emphasis on value over growth characteristics.

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Investment Adviser: Donoghue Forlines LLC is the Fund’s investment adviser (the “adviser”).

Portfolio Managers: John A. Forlines III, CIO of the adviser, Jeffrey R. Thompson, CEO of the adviser, Richard E. Molari, COO of the adviser and Nicholas A. Lobley, Portfolio Manager of the adviser, each serve the Fund as a Portfolio Co-Manager. Mr. Thompson has served the Fund as a Portfolio Co-Manager since it commenced operations in 2013. Mr. Molari has served the Fund as a Portfolio Co-Manager since October 2016. Mr. Forlines has served the Fund as Portfolio Co-Managers since October 2018. Mr. Lobley has served as Portfolio Co-Manager since December 2019. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website. For Class A and Class C shares, the minimum initial and subsequent investment is $1,000 and $100, respectively. The minimum initial investment for Class I shares is $10,000. There is no minimum subsequent investment for Class I shares.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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